UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03450

Name of Fund: Merrill Lynch Focus Value Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Merrill Lynch Focus Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 01/31/05

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Focus Value Fund, Inc.

Semi-Annual Report
January 31, 2005

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Focus Value Fund, Inc.

Portfolio Information as of January 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
The Topps Co., Inc. .................................................    4.9%
Citigroup, Inc. .....................................................    4.3
GlobalSantaFe Corp. .................................................    3.8
The St. Paul Travelers Cos., Inc. ...................................    3.1
Foot Locker, Inc. ...................................................    3.1
Goodrich Corp. ......................................................    3.1
Exxon Mobil Corp. ...................................................    3.0
Liberty Media Corp. Class A .........................................    3.0
LSI Logic Corp. .....................................................    2.8
Morgan Stanley ......................................................    2.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------

Stocks ..............................................................   95.7%
Bonds ...............................................................    0.7
Other* ..............................................................    3.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------

Media ...............................................................    10.3%
Capital Markets .....................................................     8.1
Energy Equipment & Services .........................................     7.3
Diversified Financial Services ......................................     7.3
Aerospace & Defense .................................................     6.6

--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


2         MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

A Letter From the President

Dear Shareholder

The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005                             6-month   12-month
===================================================================================
Equities (Standard & Poor's 500 Index)                            +8.16%    +6.23%
-----------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               +3.81     +4.16
-----------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    +4.80     +4.86
-----------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    +7.85     +9.81
-----------------------------------------------------------------------------------

Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares -- notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basis points on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005             3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund provided competitive returns for the period and is positioned to take advantage of companies that are deploying their cash flow in shareholder-friendly ways.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2005, Merrill Lynch Focus Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +10.70%, +10.30%, +10.24%, +10.86% and +10.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) Fund performance exceeded the +8.16% return of the broad-based Standard & Poor's 500 (S&P 500) Index and slightly lagged the +11.67% return of the Russell 1000 Value Index for the six-month period. In addition, Fund results were highly competitive with the +10.33% average return of the Lipper Multi-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies in a variety of market-capitalization ranges that are considered to be undervalued relative to a major unmanaged stock index.)

The six-month period could be viewed in two distinct parts -- pre-election and post-election. Prior to November, the stock market floundered in an effort to find direction amid the uncertainty of the impending U.S. presidential election. Once the votes were cast and we had some clarity in terms of the country's governance, the market enjoyed a fairly strong advance through the final weeks of 2004. The positive performance was driven by better-than-expected earnings growth as well as an extraordinary amount of free cash flow being generated by Corporate America. Nevertheless, the dynamics changed in January, as questions about what the new year could bring and how the markets might react to slower economic and corporate earnings growth caused a modest retreat in the indexes for the month.

What factors influenced Fund performance?

Positive performance was generated by our consumer discretionary investments, especially those stocks in the media and retail sectors. Top media names were Liberty Media Corporation, Viacom, Inc. and Comcast Corporation. The group is benefiting from an overall shift toward cash-flow generation and away from a historical cycle of very large capital expenditures. This free cash-flow generation is making the stocks much more attractive to investors. In the retail sector, Toys 'R' Us, Inc. generated gains, primarily because of the company's decision to consider value-enhancing alternatives, such as closing select stores and selling real estate. Foot Locker, Inc. continues to recover from a poor 2003 and is making progress in its expansion overseas.

Another sector that positively influenced performance was energy, where high commodity prices continued to bolster returns. The Fund is primarily invested in the oil service sector, which we expect will continue to benefit as the producing companies look to replace their reserves. Our top two performers in this area were GlobalSantaFe Corp. and Rowan Cos., Inc.

Stock selection in the health care sector also contributed positively to performance. One of the major benefits during the period was our limited exposure to large-capitalization pharmaceutical companies, which have been struggling with patent expirations and government scrutiny of their pricing. Some of these companies also have suffered from well-publicized and serious product issues, with one of the most notable being Merck & Co., Inc.'s recall of its arthritis-pain medication Vioxx. We did not own Merck in the portfolio. Conversely, the Fund benefited from its position in Beverly Enterprises, Inc., a large U.S. nursing home company that has been the target of a takeover bid.

Finally, information technology stocks helped Fund performance over the past six months after struggling in the prior period. Major contributors were Parametric Technology Corp., a software provider, as well as LSI Logic Corp., Advanced Micro Devices, Inc. and Agere Systems Inc., three semiconductor companies that are recovering from an excessive inventory situation that existed in the middle of last year.

On the negative side, we were early sellers of materials stocks during the course of 2004, causing us to miss a major run-up in these stocks during the fourth quarter. We sold many of our materials stocks after they had reached our target prices, but clearly the group still had some momentum left. Also detracting from the Fund's relative performance was stock selection in consumer staples. Although we did not necessarily hold any big losers in the portfolio, we also did not own the major contributor to that sector's success -- Altria Group, Inc. We have avoided Altria, the world's largest tobacco firm, given its excessive litigation risk. Finally, the


4         MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Fund's underweight position in the financials sector detracted from performance, as this group performed extremely well during the period. We have 20% of net assets invested in the financials sector compared to the Russell 1000 Value Index weighting of 32%. Although we are positively disposed to this group, we continue to believe that a 20% allocation is a prope

What changes were made to the portfolio during the period?

Purchases during the six-month period were concentrated in companies generating a significant amount of cash flow, which we expect will be deployed for the benefit of shareholders in the form of share buybacks, higher dividends and mergers and acquisitions. Specific additions included Rowan, UAP Holding Corp., Alcoa, Inc., General Mills, Inc. and Tyco International Ltd. Rowan is an offshore drilling company whose earnings are expected to benefit from higher day rates as oil producers increase their exploration budgets. UAP is the largest distributor of agricultural products in the United States. The company is a good cash-flow generator and the stock yields more than 3%. Alcoa is a major producer of aluminum and aluminum products and, in our view, is positioned to benefit from the continuing global economic expansion. Although General Mills, manufacturer and marketer of consumer products, is currently pressured by rising commodity costs, we believe the company will be able to successfully offset this drag through price increases. In addition, its international operations represent a source of future growth. Tyco, a diversified manufacturing and services company, has been focused on repairing its balance sheet for the past few years. Going forward, we expect Tyco to use its cash to buy back shares and increase its dividend.

The new purchases over the past six months represent a variety of market capitalizations, although the majority was concentrated in larger-cap companies. While there were no major industry themes evident in our additions, technology and financials seemed to get the bulk of the new money.

In terms of sales, we took profits in a number of our larger holdings that had benefited from acquisition interest or corporate reorganizations. These included Beverly Enterprises and Toys 'R' Us. In addition, we lowered our exposure to the energy group, which has made a very strong move upward over the past year, by selling Kerr-McGee Corp. and a portion of our holdings in Exxon Mobil Corp. We also took partial profits on our investments in defense contractor Raytheon Co. and railroad company Norfolk Southern Corp. Both stocks performed well, having benefited from a return to economic strength.

How would you characterize the Fund's position at the close of the period?

Overall, 2004 was characterized by a return to healthy economic growth, very strong profit growth and a redistribution of corporate cash flows to shareholders. In 2005, we expect economic and profit growth to slow and the environment to be much like that of the mid-1990s where growth was modest but positive and stocks, likewise, generated positive performance. Thus, we expect the year to be a good one for large cap stocks, as earnings deceleration and a lower dollar historically have been met by outperformance on the part of large-capitalization equities. As mentioned previously, we also believe strong corporate balance sheets and excess cash flow will be deployed in shareholder-friendly ways -- another positive for the markets.

Based on this scenario, the Fund remains more heavily weighted toward large-capitalization equities and in those companies that we believe will generate the most impressive free cash-flow growth. Given that dividends are becoming a more important part of total return, we are also focused on stocks that are paying above-market dividend yields. At period-end, the Fund was still somewhat geared toward a recovering economy with overweight positions in capital goods, consumer discretionary (primarily media shares) and technology, a group that has been in a four-year slump. In our view, these same corporations that are generating the excess cash are likely to begin spending that money on much needed and much delayed technology upgrades. We remain underweight in financials, although within that sector we are overweight in capital markets-related companies and less focused on regional banks and those businesses that are much more sensitive to interest rate changes. We also are underweight in utilities, a group that we would expect to struggle in a rising interest rate environment.

Robert J. Martorelli
Vice President and Co-Portfolio Manager

Kevin M. Rendino
Vice President and Co-Portfolio Manager

February 8, 2005


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005             5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.


6         MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Performance Data (Concluded)

Recent Performance Results

                                                                                       10-Year/
                                                       6-Month         12-Month     Since Inception
As of January 31, 2005                               Total Return    Total Return    Total Return
===================================================================================================
ML Focus Value Fund, Inc. Class A Shares*               +10.70%         + 7.32%         +222.63%
---------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class B Shares*               +10.30          + 6.48          +203.25
---------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class C Shares*               +10.24          + 6.44          +198.08
---------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class I Shares*               +10.86          + 7.58          +230.62
---------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class R Shares*               +10.59          + 7.00          + 44.52
---------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                           +11.67          +12.45       +247.91/+44.32
---------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                     + 8.16          + 6.23       +197.25/+34.79
---------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception total return periods are 10 years for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Ten-year/since inception total returns are for 10 years and from 1/03/03.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years and from 1/03/03.

      Russell 1000 is a registered trademark of the Frank Russell Company.

      S&P 500 is a registered trademark of McGraw-Hill Companies.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/05                              + 7.32%           + 1.68%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                            + 4.86            + 3.74
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                             +12.43            +11.82
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/05                                  + 6.48%        + 2.48%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                                + 4.05         + 3.74
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                 +11.73         +11.73
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/05                                  + 6.44%        + 5.44%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                                + 4.05         + 4.05
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                 +11.54         +11.54
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 1/31/05                              + 7.58%          + 1.93%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                            + 5.13           + 4.00
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                             +12.70           +12.10
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                           Return
================================================================================
One Year Ended 1/31/05                                                   + 7.00%
--------------------------------------------------------------------------------
Inception (1/03/03) through 1/31/05                                      +19.40
--------------------------------------------------------------------------------


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005             7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2004 and held through January 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                       Expenses Paid
                                                        Beginning        Ending      During the Period*
                                                     Account Value   Account Value    August 1, 2004 to
                                                    August 1, 2004  January 31, 2005  January 31, 2005
=======================================================================================================
Actual
=======================================================================================================
Class A                                                 $1,000         $1,107.00           $ 6.78
-------------------------------------------------------------------------------------------------------
Class B                                                 $1,000         $1,103.00           $10.87
-------------------------------------------------------------------------------------------------------
Class C                                                 $1,000         $1,102.40           $10.87
-------------------------------------------------------------------------------------------------------
Class I                                                 $1,000         $1,108.60           $ 5.45
-------------------------------------------------------------------------------------------------------
Class R                                                 $1,000         $1,105.90           $ 8.11
=======================================================================================================
Hypothetical (5% annual return before expenses)**
=======================================================================================================
Class A                                                 $1,000         $1,018.91           $ 6.50
-------------------------------------------------------------------------------------------------------
Class B                                                 $1,000         $1,015.00           $10.42
-------------------------------------------------------------------------------------------------------
Class C                                                 $1,000         $1,015.00           $10.42
-------------------------------------------------------------------------------------------------------
Class I                                                 $1,000         $1,020.17           $ 5.22
-------------------------------------------------------------------------------------------------------
Class R                                                 $1,000         $1,017.64           $ 7.77
-------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.27% for Class A, 2.04% for Class B, 2.04% for Class C, 1.02% for Class I and 1.52% for Class R), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8         MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Schedule of Investments

                          Industry*                         Shares Held     Common Stocks                                  Value
===================================================================================================================================
Above-Average             Diversified Financial Services--0.5%   71,900    +Macquarie Infrastructure Co.               $  2,109,546
Yield--5.5%               ---------------------------------------------------------------------------------------------------------
                          Food Products--1.3%                    99,800     General Mills, Inc.                           5,288,402
                          ---------------------------------------------------------------------------------------------------------
                          Media--0.6%                            60,700     Dow Jones & Co., Inc.                         2,313,884
                          ---------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--1.0%                 163,100     Pfizer, Inc.                                  3,940,496
                          ---------------------------------------------------------------------------------------------------------
                          Trading Companies &                   574,400    +UAP Holding Corp.                             8,616,000
                          Distributors--2.1%
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Above-Average Yield                    22,268,328
===================================================================================================================================
Discount to               Communications Equipment--0.8%        873,700    +3Com Corp.                                    3,206,479
Assets--7.6%              ---------------------------------------------------------------------------------------------------------
                          Energy Equipment & Services--3.8%     435,900     GlobalSantaFe Corp.                          15,413,424
                          ---------------------------------------------------------------------------------------------------------
                          Media--3.0%                         1,164,460    +Liberty Media Corp. Class A                  12,156,963
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Discount to Assets                     30,776,866
===================================================================================================================================
Earnings                  Aerospace & Defense--4.6%             360,800     Goodrich Corp.                               12,375,440
Turnaround--50.2%                                               174,700     Honeywell International, Inc.                 6,285,706
                                                                                                                       ------------
                                                                                                                         18,661,146
                          ---------------------------------------------------------------------------------------------------------
                          Capital Markets--5.4%                  39,800     Goldman Sachs Group, Inc.                     4,292,430
                                                                217,400     Mellon Financial Corp.                        6,380,690
                                                                197,300     Morgan Stanley                               11,040,908
                                                                                                                       ------------
                                                                                                                         21,714,028
                          ---------------------------------------------------------------------------------------------------------
                          Communications Equipment--0.6%        395,900    +Extreme Networks                              2,533,760
                          ---------------------------------------------------------------------------------------------------------
                          Computers & Peripherals--1.1%         261,400     Seagate Technology                            4,422,888
                          ---------------------------------------------------------------------------------------------------------
                          Energy Equipment & Services--3.5%     170,200    +Grant Prideco, Inc.                           3,335,920
                                                                386,400    +Rowan Cos., Inc.                             10,881,024
                                                                                                                       ------------
                                                                                                                         14,216,944
                          ---------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--5.0%      2,008,400     The Topps Co., Inc.                          19,963,496
                          ---------------------------------------------------------------------------------------------------------
                          Food Products--1.0%                    62,000     Unilever NV (a)                               4,049,220
                          ---------------------------------------------------------------------------------------------------------
                          IT Services--2.0%                     374,000     Electronic Data Systems Corp.                 8,011,080
                          ---------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--2.3%        260,300     General Electric Co.                          9,404,639
                          ---------------------------------------------------------------------------------------------------------
                          Media--2.5%                           264,200     Viacom, Inc. Class B                          9,865,228
                          ---------------------------------------------------------------------------------------------------------
                          Metals & Mining--2.0%                 268,100     Alcoa, Inc.                                   7,911,631
                          ---------------------------------------------------------------------------------------------------------
                          Oil & Gas--3.0%                       237,500     Exxon Mobil Corp.                            12,255,000
                          ---------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--1.8%                 162,300     GlaxoSmithKline Plc (a)                       7,233,711
                          ---------------------------------------------------------------------------------------------------------
                          Road & Rail--2.0%                     232,600     Norfolk Southern Corp.                        8,122,392
                          ---------------------------------------------------------------------------------------------------------
                          Semiconductors & Semiconductor      5,930,500    +Agere Systems, Inc. Class B                   8,539,920
                          Equipment--4.9%                     1,862,100    +LSI Logic Corp.                              11,377,431
                                                                                                                       ------------
                                                                                                                         19,917,351
                          ---------------------------------------------------------------------------------------------------------
                          Software--5.4%                        804,400    +BEA Systems, Inc.                             6,853,488
                                                                842,500    +Borland Software Corp.                        7,228,650
                                                              1,328,400    +Parametric Technology Corp.                   7,571,880
                                                                                                                       ------------
                                                                                                                         21,654,018
                          ---------------------------------------------------------------------------------------------------------
                          Specialty Retail--3.1%                470,100     Foot Locker, Inc.                            12,655,092
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Earnings Turnaround                   202,591,624
===================================================================================================================================
Financial                 Construction & Engineering--0.0%            3    +New Millennium Homes, LLC (h)                       750
Restructuring--0.0%       ---------------------------------------------------------------------------------------------------------
                                                                            Total Financial Restructuring                       750
===================================================================================================================================


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005             9

[LOGO] Merrill Lynch Investment Managers

                          Industry*                         Shares Held     Common Stocks                                   Value
===================================================================================================================================
Operational               Aerospace & Defense--2.0%             218,800     Raytheon Co.                               $  8,183,120
Restructuring--23.6%      ---------------------------------------------------------------------------------------------------------
                          Capital Markets--2.7%                 360,700     The Bank of New York Co., Inc.               10,716,397
                          ---------------------------------------------------------------------------------------------------------
                          Chemicals--1.1%                        91,000     EI du Pont de Nemours & Co.                   4,327,960
                          ---------------------------------------------------------------------------------------------------------
                          Computers & Peripherals--2.4%         499,400     Hewlett-Packard Co.                           9,783,246
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Financial Services--2.5%  272,640     JPMorgan Chase & Co.                         10,177,651
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication         163,000     Sprint Corp.                                  3,884,290
                          Services--1.0%
                          ---------------------------------------------------------------------------------------------------------
                          Health Care Providers &               491,200    +Beverly Enterprises, Inc.                     6,007,376
                          Services--1.5%
                          ---------------------------------------------------------------------------------------------------------
                          Household Products--2.6%              161,100     Kimberly-Clark Corp.                         10,553,661
                          ---------------------------------------------------------------------------------------------------------
                          IT Services--2.6%                   1,353,000    +Unisys Corp.                                 10,621,050
                          ---------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--1.0%        112,900     Tyco International Ltd.                       4,080,206
                          ---------------------------------------------------------------------------------------------------------
                          Media--4.2%                           228,500    +Comcast Corp. Special Class A                 7,222,885
                                                                156,100    +Interpublic Group of Cos., Inc.               2,037,105
                                                                427,300    +Time Warner, Inc.                             7,691,400
                                                                                                                       ------------
                                                                                                                         16,951,390
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Operational Restructuring              95,286,347
===================================================================================================================================
Price to Book--9.5%       Diversified Financial                 350,000     Citigroup, Inc.                              17,167,520
                          Services--4.3%
                          ---------------------------------------------------------------------------------------------------------
                          Insurance--5.2%                       128,000     American International Group, Inc.            8,485,120
                                                                338,345     The St. Paul Travelers Cos., Inc. (e)        12,701,471
                                                                                                                       ------------
                                                                                                                         21,186,591
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Price to Book                          38,354,111
                          =========================================================================================================
                                                                            Total Common Stocks
                                                                            (Cost--$326,496,801)--96.4%                 389,278,026
                          =========================================================================================================

===================================================================================================================================

                                                             Face Amount     Corporate Bonds
===================================================================================================================================
Financial                 Construction & Engineering--0.7%   $5,021,000     New Millennium Homes, LLC, 0%
Restructuring--0.7%                                                         due 12/31/2007 (b)(g)(h)                      3,012,600
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Corporate Bonds
                                                                            (Cost--$4,396,479)--0.7%                      3,012,600
                          =========================================================================================================

===================================================================================================================================

                                                             Shares Held     Preferred Stock
===================================================================================================================================
Financial                 Construction & Engineering--0.0%        5,414    +New Millennium Homes, LLC (Convertible) (h)     135,350
Restructuring--0.0%       ---------------------------------------------------------------------------------------------------------
                                                                            Total Preferred Stock (Cost--$395)--0.0%        135,350
                          =========================================================================================================

===================================================================================================================================

                                                     Beneficial Interest    Other Interests (f)
===================================================================================================================================
Financial                 Oil & Gas--0.0%                    $1,981,437     WRT (Litigation Trust Certificates)                   0
Restructuring--0.0%       ---------------------------------------------------------------------------------------------------------
                                                                            Total Other Interests
                                                                            (Cost--$202,416)--0.0%                                0
                          =========================================================================================================


10        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Schedule of Investments (concluded)

                                                     Beneficial Interest     Short-Term Securities                         Value
                          =========================================================================================================
                                                              $7,918,478     Merrill Lynch Liquidity Series, LLC
                                                                             Cash Sweep Series I (c)                   $  7,918,478
                                                               6,536,000     Merrill Lynch Liquidity Series, LLC
                                                                             Money Market Series (c)(d)                   6,536,000
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Short-Term Securities
                                                                             (Cost--$14,454,478)--3.6%                   14,454,478
                          =========================================================================================================
                          Total Investments (Cost--$345,550,569**)--100.7%                                              406,880,454

                          Liabilities in Excess of Other Assets--(0.7%)                                                  (3,021,301)
                                                                                                                       ------------
                          Net Assets--100.0%                                                                           $403,859,153
                                                                                                                       ============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of January 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $346,205,750
                                                                   ============
      Gross unrealized appreciation ..........................     $ 73,282,096
      Gross unrealized depreciation ..........................      (12,607,392)
                                                                   ------------
      Net unrealized appreciation ............................     $ 60,674,704
                                                                   ============

+     Non-income producing security.
(a)   Depositary Receipts.
(b)   Represents a zero coupon bond.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                           Net          Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $ (1,558,216)      $87,601
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                            $(60,190,550)      $ 5,032
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or portion of security, is on loan.
(f) Other interests represent beneficial interest in liquidation trusts and other reorganizational entities and are non-income producing.
(g) Non-income producing; issuer filed for bankruptcy or is in default of interest payments.
(h)   Restricted securities as to resale, representing 0.8% of net assets.

      --------------------------------------------------------------------------
                              Acquisition
      Issue                      Dates               Cost               Value
      --------------------------------------------------------------------------
      New Millennium           4/26/1996 -
       Homes, LLC              8/29/1997          $2,891,337         $      750
      New Millennium           8/29/1997 -
       Homes, LLC (Preferred)  3/05/1999                 395            135,350
      New Millennium
       Homes, LLC,             8/29/1997 -
       0% due 12/31/07         3/05/1999           4,396,479          3,012,600
      --------------------------------------------------------------------------
      Total                                       $7,288,211         $3,148,700
                                                  =============================

      See Notes to Financial Statements.


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of January 31, 2005
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $6,456,880)
                        (identified cost--$331,096,091) .................................                      $ 392,425,976
                       Investments in affiliated securities, at value
                        (identified cost--$14,454,478) ..................................                         14,454,478
                       Receivables:
                          Securities sold ...............................................    $   5,674,740
                          Capital shares sold ...........................................        1,845,901
                          Dividends .....................................................          290,235
                          Interest from affiliates ......................................            8,088
                          Securities lending ............................................              149         7,819,113
                                                                                             -------------
                       Prepaid expenses and other assets ................................                             55,576
                                                                                                               -------------
                       Total assets .....................................................                        414,755,143
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ........................                          6,536,000
                       Payables:
                          Securities purchased ..........................................        2,076,462
                          Capital shares redeemed .......................................        1,717,339
                          Investment adviser ............................................          257,091
                          Other affiliates ..............................................          149,222
                          Distributor ...................................................          105,053         4,305,167
                                                                                             -------------
                       Accrued expenses .................................................                             54,823
                                                                                                               -------------
                       Total liabilities ................................................                         10,895,990
                                                                                                               -------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                      $ 403,859,153
                                                                                                               =============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...............................................                      $   1,052,538
                       Class B Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...............................................                            423,863
                       Class C Shares of Common Stock, $.10 par value, 50,000,000
                        shares authorized ...............................................                            287,280
                       Class I Shares of Common Stock, $.10 par value, 50,000,000
                        shares authorized ...............................................                          1,306,529
                       Class R Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...............................................                              2,918
                       Paid-in capital in excess of par .................................                        356,047,314
                       Undistributed investment income--net .............................    $     205,968
                       Accumulated realized capital losses--net .........................      (16,797,142)
                       Unrealized appreciation--net .....................................       61,329,885
                                                                                             -------------
                       Total accumulated earnings--net ..................................                         44,738,711
                                                                                                               -------------
                       Net Assets .......................................................                      $ 403,859,153
                                                                                                               =============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $140,504,869 and 10,525,382
                        shares outstanding ..............................................                      $       13.35
                                                                                                               =============
                       Class B--Based on net assets of $52,223,411 and 4,238,634
                        shares outstanding ..............................................                      $       12.32
                                                                                                               =============
                       Class C--Based on net assets of $34,649,542 and 2,872,802
                        shares outstanding ..............................................                      $       12.06
                                                                                                               =============
                       Class I--Based on net assets of $176,115,684 and 13,065,291
                        shares outstanding ..............................................                      $       13.48
                                                                                                               =============
                       Class R--Based on net assets of $365,647 and 29,179
                        shares outstanding ..............................................                      $       12.53
                                                                                                               =============

      See Notes to Financial Statements.


12        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Statement of Operations

For the Six Months Ended January 31, 2005
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $16,306 foreign withholding tax) ...............                      $   2,838,372
                       Interest from affiliates .........................................                             87,601
                       Securities lending--net ..........................................                              5,032
                                                                                                               -------------
                       Total income .....................................................                          2,931,005
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $   2,044,072
                       Account maintenance and distribution fees--Class B ...............          282,050
                       Account maintenance fees--Class A ................................          175,812
                       Account maintenance and distribution fees--Class C ...............          175,793
                       Transfer agent fees--Class I .....................................          125,582
                       Transfer agent fees--Class A .....................................          100,244
                       Accounting services ..............................................           88,903
                       Transfer agent fees--Class B .....................................           46,054
                       Registration fees ................................................           39,718
                       Professional fees ................................................           34,779
                       Printing and shareholder reports .................................           30,312
                       Transfer agent fees--Class C .....................................           29,789
                       Custodian fees ...................................................           29,764
                       Directors' fees and expenses .....................................           11,757
                       Account maintenance and distribution fees--Class R ...............            1,024
                       Pricing fees .....................................................              577
                       Transfer agent fees--Class R .....................................              292
                       Other ............................................................           19,533
                                                                                             -------------
                       Total expenses before waiver .....................................        3,236,055
                       Waiver of expenses ...............................................         (511,018)
                                                                                             -------------
                       Total expenses after waiver ......................................                          2,725,037
                                                                                                               -------------
                       Investment income--net ...........................................                            205,968
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Gain--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ................................                         22,833,450
                       Change in unrealized appreciation on investments--net ............                         18,006,909
                                                                                                               -------------
                       Total realized and unrealized gain--net ..........................                         40,840,359
                                                                                                               -------------
                       Net Increase in Net Assets Resulting from Operations .............                      $  41,046,327
                                                                                                               =============

      See Notes to Financial Statements.


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                               For the Six        For the
                                                                                              Months Ended       Year Ended
                                                                                               January 31,        July 31,
Increase (Decrease) in Net Assets:                                                                2005              2004
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income (loss)--net ....................................    $     205,968     $     (29,746)
                       Realized gain--net ...............................................       22,833,450        44,470,394
                       Change in unrealized appreciation--net ...........................       18,006,909        19,365,944
                                                                                             -------------------------------
                       Net increase in net assets resulting from operations .............       41,046,327        63,806,592
                                                                                             -------------------------------
============================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions      (38,278,804)      (43,505,395)
                                                                                             -------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .....................................        2,767,523        20,301,197
                       Beginning of period ..............................................      401,091,630       380,790,433
                                                                                             -------------------------------
                       End of period* ...................................................    $ 403,859,153     $ 401,091,630
                                                                                             ===============================
                          * Undistributed investment income--net ........................    $     205,968                --
                                                                                             ===============================

      See Notes to Financial Statements.


14        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Financial Highlights

                                                                                              Class A
                                                                ------------------------------------------------------------------
                                                                For the Six                           For the
                                                                Months Ended                    Year Ended July 31,
The following per share data and ratios have been derived        January 31,    --------------------------------------------------
from information provided in the financial statements.              2005           2004         2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $  12.06       $  10.30     $   8.58       $  12.01      $  13.86
                                                                 -----------------------------------------------------------------
                       Investment income (loss)--net*** .......       .01            .01         (.02)          (.01)          .05
                       Realized and unrealized gain (loss)--net      1.28           1.75         1.74          (2.70)          .94
                                                                 -----------------------------------------------------------------
                       Total from investment operations .......      1.29           1.76         1.72          (2.71)          .99
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        --             --           --             --          (.05)
                          In excess of investment income--net .        --             --           --             --          (.04)
                          Realized gain--net ..................        --             --           --           (.72)        (2.75)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions ......        --             --           --           (.72)        (2.84)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period .........  $  13.35       $  12.06     $  10.30       $   8.58      $  12.01
                                                                 =================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     10.70%+        17.09%       20.05%        (23.06%)        7.73%
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ................      1.27%*         1.34%        1.42%          1.41%         1.49%
                                                                 =================================================================
                       Expenses ...............................      1.52%*         1.51%        1.57%          1.54%         1.49%
                                                                 =================================================================
                       Investment income (loss)--net ..........       .16%*          .08%        (.23%)         (.12%)         .45%
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $140,505       $136,688     $120,193       $109,033      $119,272
                                                                 =================================================================
                       Portfolio turnover .....................     31.47%         91.79%       54.67%        123.59%       112.13%
                                                                 =================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to waive a portion of its fee. Without such waiver, the Fund's performance would have been lower.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            15

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class B
                                                                ------------------------------------------------------------------
                                                                For the Six                          For the
                                                               Months Ended                    Year Ended July 31,
The following per share data and ratios have been derived       January 31,     ---------------------------------------------------
from information provided in the financial statements.              2005           2004         2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $  11.17       $   9.62     $   8.07       $  11.36      $  13.23
                                                                 -----------------------------------------------------------------
                       Investment loss--net*** ................      (.04)          (.08)        (.09)          (.09)         (.03)
                       Realized and unrealized gain (loss)--net      1.19           1.63         1.64          (2.54)          .89
                                                                 -----------------------------------------------------------------
                       Total from investment operations .......      1.15           1.55         1.55          (2.63)          .86
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                        Investment income--net ................        --             --           --             --          (.01)
                        In excess of investment income--net ...        --             --           --             --          (.01)
                        Realized gain--net ....................        --             --           --           (.66)        (2.71)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions ......        --             --           --           (.66)        (2.73)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period .........  $  12.32       $  11.17     $   9.62       $   8.07      $  11.36
                                                                 =================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     10.30%+        16.11%       19.21%        (23.69%)        6.91%
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ................      2.04%*         2.11%        2.20%          2.18%         2.26%
                                                                 =================================================================
                       Expenses ...............................      2.29%*         2.27%        2.35%          2.30%         2.26%
                                                                 =================================================================
                       Investment loss--net ...................      (.60%)*        (.70%)      (1.02%)         (.89%)        (.27%)
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $ 52,223       $ 57,812     $ 67,382       $ 79,617      $132,202
                                                                 =================================================================
                       Portfolio turnover .....................     31.47%         91.79%       54.67%        123.59%       112.13%
                                                                 =================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to waive a portion of its fee. Without such waiver, the Fund's performance would have been lower.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


16        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

                                                                                             Class C
                                                                ------------------------------------------------------------------
                                                                For the Six                          For the
                                                                Months Ended                   Year Ended July 31,
The following per share data and ratios have been derived        January 31,    ---------------------------------------------------
from information provided in the financial statements.              2005           2004         2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $  10.94       $   9.42     $   7.90       $  11.17      $  13.07
                                                                 -----------------------------------------------------------------
                       Investment loss--net*** ................      (.04)          (.08)        (.08)          (.09)         (.04)
                       Realized and unrealized gain (loss)--net      1.16           1.60         1.60          (2.50)          .88
                                                                 -----------------------------------------------------------------
                       Total from investment operations .......      1.12           1.52         1.52          (2.59)          .84
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        --             --           --             --          (.02)
                          In excess of investment income--net .        --             --           --             --          (.01)
                          Realized gain--net ..................        --             --           --           (.68)        (2.71)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions ......        --             --           --           (.68)        (2.74)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period .........  $  12.06       $  10.94     $   9.42       $   7.90      $  11.17
                                                                 =================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     10.24%+        16.14%       19.24%        (23.73%)        6.90%
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ................      2.04%*         2.12%        2.21%          2.19%         2.27%
                                                                 =================================================================
                       Expenses ...............................      2.29%*         2.28%        2.36%          2.32%         2.27%
                                                                 =================================================================
                       Investment loss--net ...................      (.61%)*        (.70%)      (1.02%)         (.88%)        (.39%)
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $ 34,650       $ 34,179     $ 31,492       $ 31,763      $ 16,776
                                                                 =================================================================
                       Portfolio turnover .....................     31.47%         91.79%       54.67%        123.59%       112.13%
                                                                 =================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to waive a portion of its fee. Without such waiver, the Fund's performance would have been lower.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            17

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class I
                                                                -------------------------------------------------------------------
                                                                For the Six                          For the
                                                                Months Ended                   Year Ended July 31,
The following per share data and ratios have been derived        January 31,    ---------------------------------------------------
from information provided in the financial statements.              2005           2004         2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $  12.16       $  10.36     $   8.60       $  12.04       $  13.89
                                                                 ------------------------------------------------------------------
                       Investment income--net*** ..............       .03            .04          --+            .01            .09
                       Realized and unrealized gain (loss)--net      1.29           1.76         1.76          (2.71)           .93
                                                                 ------------------------------------------------------------------
                       Total from investment operations .......      1.32           1.80         1.76          (2.70)          1.02
                                                                 ------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        --             --           --             --           (.06)
                          In excess of investment income--net .        --             --           --             --           (.05)
                          Realized gain--net ..................        --             --           --           (.74)         (2.76)
                                                                 ------------------------------------------------------------------
                       Total dividends and distributions ......        --             --           --           (.74)         (2.87)
                                                                 ------------------------------------------------------------------
                       Net asset value, end of period .........  $  13.48       $  12.16     $  10.36       $   8.60       $  12.04
                                                                 ==================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     10.86%@        17.37%       20.47%        (22.95%)         8.00%
                                                                 ==================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ................      1.02%*         1.09%        1.17%          1.16%          1.24%
                                                                 ==================================================================
                       Expenses ...............................      1.27%*         1.26%        1.32%          1.28%          1.24%
                                                                 ==================================================================
                       Investment income--net .................       .42%*          .33%         .02%           .14%           .74%
                                                                 ==================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $176,116       $172,024     $161,723       $154,734       $192,820
                                                                 ==================================================================
                       Portfolio turnover .....................     31.47%         91.79%       54.67%        123.59%        112.13%
                                                                 ==================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to waive a portion of its fee. Without such waiver, the Fund's performance would have been lower.
***   Based on average shares outstanding.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Financial Highlights (concluded)

                                                                                    Class R
                                                                 -----------------------------------------------
                                                                  For the Six        For the     For the Period
                                                                 Months Ended       Year Ended  January 3, 2003+
The following per share data and ratios have been derived         January 31,        July 31,     to July 31,
from information provided in the financial statements.               2005              2004            2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  11.33         $   9.71        $   8.67
                                                                   =============================================
                       Investment income (loss)--net*** .......          --@@             --@@           .04
                                                                   =============================================
                       Realized and unrealized gain--net ......        1.20             1.62            1.00
                                                                   =============================================
                       Total from investment operations .......        1.20             1.62            1.04
                                                                   =============================================
                       Net asset value, end of period .........    $  12.53         $  11.33        $   9.71
                                                                   =============================================
================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       10.59%@          16.68%          12.00%@
                                                                   =============================================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ................        1.52%*           1.57%           1.67%*
                                                                   =============================================
                       Expenses ...............................        1.77%*           1.75%           1.82%*
                                                                   =============================================
                       Investment loss--net ...................        (.08%)*          (.05%)          (.27%)*
                                                                   =============================================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $    366         $    389        $     --++
                                                                   =============================================
                       Portfolio turnover .....................       31.47%           91.79%          54.67%
                                                                   =============================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser has agreed to waive a portion of its fee. Without such waiver, the Fund's performance would have been lower.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Focus Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


20        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            21

[LOGO] Merrill Lynch Investment Managers

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. FAM agreed to waive .25% of its fee resulting in an annual fee equal to .75% of the average daily net assets of the Fund. The contract has a one-year term and is renewable. For the six months ended January 31, 2005, FAM earned fees of $2,044,072, of which $511,018 was waived. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A .......................................        .25%             --
Class B .......................................        .25%            .75%
Class C .......................................        .25%            .75%
Class R .......................................        .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended January 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                               FAMD       MLPF&S
--------------------------------------------------------------------------------
Class A ................................................      $1,172      $8,342
Class I ................................................      $   53      $  729
--------------------------------------------------------------------------------

For the six months ended January 31, 2005, MLPF&S received contingent deferred sales charges of $35,842 and $851 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $134 relating to transactions subject to front-end sales charge waivers in Class A shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended January 31, 2005, MLIM, LLC received $2,011 in securities lending agent fees.

For the six months ended January 31, 2005, the Fund reimbursed FAM $4,381 for certain accounting services.

In addition, MLPF&S received $73,331 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


22        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2005 were $123,762,867 and $163,141,632, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $38,278,804 and $43,505,395 for the six months ended January 31, 2005 and for the year ended July 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended January 31, 2005                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            639,430        $  8,018,770
Automatic conversion of shares .........            396,426           5,051,621
                                                 ------------------------------
Total issued ...........................          1,035,856          13,070,391
Shares redeemed ........................         (1,848,093)        (23,400,155)
                                                 ------------------------------
Net decrease ...........................           (812,237)       $(10,329,764)
                                                 ==============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            716,143        $  8,534,193
Automatic conversion of shares .........          1,073,783          12,779,849
                                                 ------------------------------
Total issued ...........................          1,789,926          21,314,042
Shares redeemed ........................         (2,121,355)        (25,217,807)
                                                 ------------------------------
Net decrease ...........................           (331,429)       $ (3,903,765)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended January 31, 2005                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            210,253        $  2,473,225
                                                 ------------------------------
Shares redeemed ........................           (718,200)         (8,494,247)
Automatic conversion of shares .........           (428,620)         (5,051,621)
                                                 ------------------------------
Total redeemed .........................         (1,146,820)        (13,545,868)
                                                 ------------------------------
Net decrease ...........................           (936,567)       $(11,072,643)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            798,733        $  8,796,123
                                                 ------------------------------
Shares redeemed ........................         (1,474,993)        (16,377,636)
Automatic conversion of shares .........         (1,154,991)        (12,779,849)
                                                 ------------------------------
Total redeemed .........................         (2,629,984)        (29,157,485)
                                                 ------------------------------
Net decrease ...........................         (1,831,251)       $(20,361,362)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2005                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             95,086        $  1,099,407
Shares redeemed ........................           (347,649)         (4,022,324)
                                                 ------------------------------
Net decrease ...........................           (252,563)       $ (2,922,917)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            425,220        $  4,605,702
Shares redeemed ........................           (644,419)         (6,947,219)
                                                 ------------------------------
Net decrease ...........................           (219,199)       $ (2,341,517)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended January 31, 2005                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            521,432        $  6,762,684
Shares redeemed ........................         (1,604,622)        (20,651,619)
                                                 ------------------------------
Net decrease ...........................         (1,083,190)       $(13,888,935)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,628,933        $ 19,598,346
Shares redeemed ........................         (3,087,919)        (36,904,286)
                                                 ------------------------------
Net decrease ...........................         (1,458,986)       $(17,305,940)
                                                 ==============================

--------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended January 31, 2005                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................              7,350        $     89,355
Shares redeemed ........................            (12,539)           (153,900)
                                                 ------------------------------
Net decrease ...........................             (5,189)       $    (64,545)
                                                 ==============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             48,440        $    570,646
Shares redeemed ........................            (14,083)           (163,457)
                                                 ------------------------------
Net increase ...........................             34,357        $    407,189
                                                 ==============================


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            23

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended January 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward:

On July 31, 2004, the Fund had a net capital loss carryforward of $38,975,411, of which $8,284,542 expires in 2010 and $30,690,869 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


24        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Robert J. Martorelli, Vice President and
  Co-Portfolio Manager
Kevin M. Rendino, Vice President and
  Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

JPMorgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of Merrill Lynch Focus Value Fund, Inc. effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Director of the Fund. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            25

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26        MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          MERRILL LYNCH FOCUS VALUE FUND, INC.    JANUARY 31, 2005            27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Focus Value Fund, Inc.
Box 9011
Princeton, NJ
08543

                                                                  #10263 -- 1/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Focus Value Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: March 21, 2005


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: March 21, 2005